UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 10, 2005
PARTY CITY CORPORATION
(Exact name of Registrant as Specified in Chapter)

Delaware	0-27826	22-3033692

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Commons Way, Rockaway, NJ	07866

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 983-0888
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement
SIGNATURES

Explanatory Note
On August 15, 2005, Party City Corporation (the “Company”) filed a Report on Form 8-K (the “Form 8-K”) disclosing certain stock option grants. The purpose of this Amendment No. 1, which amends and restates the Form 8-K, is to disclose the approval of certain bonuses.
Item 1.01 Entry Into A Material Definitive Agreement
Stock Option Grants
     On August 10, 2005, the Board of Directors (the “Board”) of the Company approved the grant of stock options in accordance with the Company’s 1999 Stock Incentive Plan (the “1999 Plan”) to certain named executed officers and other employees of the Company. The following table sets forth the number of stock options granted to each named executive officer:

Name	Number of Stock Options (1)

Richard H. Griner,
Chief Operating Officer	37,300

Lisa Laube,
Chief Merchandising Officer	35,000

Steven Skiba,
Vice President and Chief Information Officer	18,600

(1)	The total number of stock options granted to the named executive officers represents approximately 34.4 % of the total stock options granted by the Board on August 10, 2005 to employees of the Company pursuant to the 1999 Plan.
The stock options have an exercise price of $13.28, the closing price of the Company’s common stock on the Nasdaq National Market on August 10, 2005. The stock options granted to the named executive officers vest as follows: (i) 50% of the total grant vests on August 10, 2007, and (ii) 25% of the total grant vests on each of August 10, 2008 and 2009, provided such person is employed by the Company on such respective dates. The stock options expire ten years from the date of grant.
     The stock options will be subject to the terms of the 1999 Plan and an employee stock option agreement, the form of which the Company previously filed as Exhibit 10.16 to its Quarterly Report on Form 10-Q for the quarter ended January 1, 2005 (filed February 10, 2005, the “10-Q”) and the terms of which are hereby incorporated by reference.

Bonuses for Executive Officers
     On August 10, 2005, the Board approved the payments of bonuses to certain of the named executive officers and other employees of the Company in accordance with the FY 2005 Corporate Bonus Plan (the “Plan”), which the Company previously filed as Exhibit 10.18 to the 10-Q and the terms of which are hereby incorporated by reference. The Company also previously disclosed the target bonus amounts under the Plan for the named executive officers in Part II, Item 5 of the 10-Q which is hereby incorporated by reference. Bonuses to all employees, including the named executive officers, will be paid on September 1, 2005. The following table provides bonus information for each named executive officer that will receive a bonus:

Name	Discretionary Bonus	Guaranteed Bonus(1)	Total

Richard H. Griner,
Chief Operating Officer	$102,717	—	$102,717

Lisa Laube,
Chief Merchandising Officer	$52,500	$60,000	$112,500

Gregg A. Melnick,
Chief Financial Officer	$48,750	$75,000	$123,750

Steven Skiba,
Vice President and Chief Information Officer	$63,140	—	$63,140

(1)	The guaranteed bonus, if any, reflects the terms of such person’s employment agreement.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2005	PARTY CITY CORPORATION
	By:	/s/ Gregg A. Melnick
	Name:	Gregg A. Melnick
	Title:	Chief Financial Officer